UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2003

THE ADVISORY BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 New Hampshire Avenue, NW, Washington, D.C. 20037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (202) 672-5600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure.

     On February 14, 2003, The Advisory Board Company (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the quarter ended December 31, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Frank J. Williams, Chief Executive Officer of the Company, and David L. Felsenthal, Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADVISORY BOARD COMPANY

By:	/s/ David L. Felsenthal

David L. Felsenthal Chief Financial Officer, Secretary and Treasurer

Date: February 14, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002